UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): January 13, 2005

BJ’S RESTAURANTS, INC.

(Exact name of registrant as specified in its chapter)

California	0-21423	33-0485615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16162 Beach Boulevard Suite 100 Huntington Beach, California	92647
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 848-3747

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On January 13, 2005, BJ’s Restaurants, Inc. issued a press release announcing fourth quarter 2004 revenues and comparable restaurant sales. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Exhibits

Exhibit No.	Description
99.1*	Press Release dated January 13, 2005

*	This exhibit 99.1 is being furnished pursuant to Item 12, and is not deemed filed pursuant to Item 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ’S RESTAURANTS, INC.
January 13, 2005	(Registrant)

	By:	/s/ PAUL A. MOTENKO
Paul A. Motenko
Director, Co-Chief Executive Officer, Vice President and Secretary

	By:	/s/ JEREMIAH J. HENNESSY
Jeremiah J. Hennessy
Director, Co-Chief Executive Officer and President

	By:	/s/ LOUIS M. MUCCI
Louis M. Mucci
Chief Financial Officer